Exhibit 10.3

Execution Copy
AMENDMENT No. 6 TO LETTER OF AGREEMENT DCT-026/2003
This Amendment No. 6 to Letter of Agreement DCT-026/2003, dated as of July 18, 2008 (“Amendment 6”) relates to Letter Agreement DCT-026/2003 between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 6 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment 6 sets forth the further agreement between Embraer and Buyer relative to changes to Articles 4 and 7 of the Letter Agreement. All capitalized terms used in this Amendment 6 and not defined herein shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 6 and the Letter Agreement, the terms of this Amendment 6 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. Changes to Article 4 of Letter Agreement
1.1 In the third line of the first paragraph of Article 4.a. of the Letter Agreement the words [***] shall be deleted and replaced by [***].
1.2 Article 4.d of the Letter Agreement shall be deleted and replaced as follows:
“d. [***]
2. Changes to Article 7 of Letter Agreement
A new item 7.1 shall be added at the end of Article 7 to the Letter Agreement as follows:
“7.1 [***]
All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 6, shall remain in full force and effect without any change.
[Signature page follows]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to the request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 6 to the Letter Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By:	/s/ Artur Coutinho	By:	/s/ Mark D. Powers

Name:	Artur Coutinho	Name:	Mark D. Powers
Title:	Executive Vice President of Industrial Operations	Title:	Senior Vice President and Treasurer

By:	/s/ José Luís D. Molina

Name:	José Luís D. Molina
Title:	Vice President Contracts Airline Market

Date:	July 18, 2008	Date:	July 18, 2008
Place:	São José Dos Campos, Brasil	Place:	Forest Hills, NY USA

Witness:	/s/ Rinaldo Piubeli Prado	Witness:	/s/ Laura King

Name:	Rinaldo Piubeli Prado	Name:	Laura King